                                                                    Exhibit 99.1

                                                                  Execution Copy

                        MORTGAGE LOAN PURCHASE AGREEMENT

                                     between

                      MERRILL LYNCH MORTGAGE LENDING, INC.

                                    as Seller

                                       and

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                  as Purchaser

                                   Dated as of

                                 October 1, 2007

                      Relating to the Mortgage Loans in the

          Merrill Lynch Alternative Note Asset Trust, Series 2007-OAR5

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
SECTION 1.  DEFINITIONS..................................................     1

SECTION 2.  PURCHASE AND SALE OF THE MORTGAGE LOANS AND RELATED RIGHTS...     3

SECTION 3.  MORTGAGE LOAN SCHEDULES......................................     4

SECTION 4.  MORTGAGE LOAN TRANSFER.......................................     4

SECTION 5.  EXAMINATION OF MORTGAGE FILES................................     5

SECTION 6.  SALE TREATMENT...............................................     6

SECTION 7.  REPRESENTATIONS AND WARRANTIES OF SELLER CONCERNING THE
            MORTGAGE LOANS...............................................     7

SECTION 8.  REPRESENTATIONS AND WARRANTIES CONCERNING THE SELLER.........    10

SECTION 9.  REPRESENTATIONS AND WARRANTIES CONCERNING THE PURCHASER......    11

SECTION 10. CONDITIONS TO CLOSING........................................    12

SECTION 11. NOTICES......................................................    14

SECTION 12. TRANSFER OF MORTGAGE LOANS...................................    14

SECTION 13. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE
            DELIVERY.....................................................    15

SECTION 14. MANDATORY DELIVERY; GRANT OF SECURITY INTEREST...............    15

SECTION 15. SEVERABILITY.................................................    15

SECTION 16. COUNTERPARTS.................................................    16

SECTION 17. AMENDMENT....................................................    16

SECTION 18. GOVERNING LAW................................................    16

SECTION 19. FURTHER ASSURANCES...........................................    16

SECTION 20. SUCCESSORS AND ASSIGNS.......................................    16

SECTION 21. THE SELLER...................................................    17

SECTION 22. ENTIRE AGREEMENT.............................................    17

SECTION 23. NO PARTNERSHIP...............................................    17

                            EXHIBITS AND SCHEDULE TO
                        MORTGAGE LOAN PURCHASE AGREEMENT

Exhibit 1  Contents of Mortgage File
Exhibit 2  Mortgage Loan Schedule Information
Exhibit 3  Schedule of Lost Notes
Exhibit 4  S&P Appendix

Schedule A Mortgage Loan Schedule

                        MORTGAGE LOAN PURCHASE AGREEMENT

     MORTGAGE LOAN PURCHASE AGREEMENT, dated as of October 1, 2007, as amended and supplemented by any and all amendments hereto (collectively, the "Agreement"), by and between MERRILL LYNCH MORTGAGE LENDING, INC., a Delaware corporation (the "Seller"), and MERRILL LYNCH MORTGAGE INVESTORS, INC., a Delaware corporation (the "Purchaser").

     Upon the terms and subject to the conditions of this Agreement, the Seller agrees to sell, and the Purchaser agrees to purchase, certain conventional, adjustable rate, negative amortization alt-A hybrid option mortgage loans secured by first liens on one- to four-family residential properties, townhouses, individual condominiums, modular housing and units in planned unit developments (collectively, the "Mortgage Loans") as described herein. The Purchaser intends to deposit the Mortgage Loans into a trust fund (the "Trust Fund") and create Merrill Lynch Alternative Note Asset Trust, Series 2007-OAR5 Mortgage Pass-Through Certificates (the "Certificates"), under a pooling and servicing agreement, to be dated as of October 1, 2007 (the "Pooling and Servicing Agreement"), by and among the Purchaser, as depositor (the "Depositor"), HSBC Bank USA, National Association, as trustee (the "Trustee"), and Wells Fargo Bank, N.A., as master servicer and securities administrator (the "Master Servicer" and "Securities Administrator").

     The Purchaser has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (Number 333-140436) relating to its Mortgage Pass-Through Certificates and the offering of certain series thereof (including certain classes of the Certificates) from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder (the "Securities Act"). Such registration statement, when it became effective under the Securities Act, and the prospectus relating to the public offering of certain classes of the Certificates by the Purchaser, as from time to time each is amended or supplemented pursuant to the Securities Act or otherwise, are referred to herein as the "Registration Statement" and the "Prospectus," respectively. The "Prospectus Supplement" shall mean that supplement, dated October 30, 2007, to the Prospectus relating to the offering the Class A-1, Class A-2, Class M-1, Class M-2, Class M-3, Class X and Class A-R Certificates (the "Publicly Offered Certificates"). The "Private Placement Memorandum" shall mean that confidential private placement memorandum, dated October 31, 2007 relating to the offering of the Class B-1, Class B-2 and Class B-3 Certificates (the "Privately Offered Certificates" and together with the Publicly Offered Certificates, the "Offered Certificates"). With respect to the Publicly Offered Certificates, the Purchaser and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") have entered into a Terms Agreement dated as of October 29, 2007 to an underwriting agreement dated February 28, 2003, between the Purchaser and Merrill Lynch (together, the "Underwriting Agreement"). With respect to the Privately Offered, the Purchaser and Merrill Lynch have entered into a Purchase Agreement dated October 31, 2007 (the "Purchase Agreement").

     Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties hereto agree as follows:

Section 1. Definitions.

     Certain terms are defined herein. Capitalized terms used herein but not defined herein shall have the meanings specified in the Pooling and Servicing Agreement. The following other terms are defined as follows:

          Closing Date: October 31, 2007.

          Custodial Agreement: An agreement, dated as of the Closing Date, among the Depositor, the Master Servicer, the Trustee and the Custodian in substantially the form of Exhibit G to the Pooling and Servicing Agreement.

          Custodian: Wells Fargo Bank, N.A., including any successors in interest, or any successor custodian appointed pursuant to the provisions hereof and of the Custodial Agreement.

          Cut-off Date: October 1, 2007.

          Cut-off Date Balance: $564,765,703.

          Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced by a Substitute Mortgage Loan.

          Due Date: With respect to each Mortgage Loan, the first day in each month.

          Fannie Mae: Fannie Mae or any successor thereto.

          Fitch: Fitch, Inc. or any successor thereto.

          Freddie Mac: The Federal Home Loan Mortgage Corporation of any successor thereto.

          Master Servicer: Wells Fargo Bank, N.A.

          Merrill Lynch: Merrill Lynch, Pierce, Fenner & Smith Incorporated.

          Moody's: Moody's Investors Service, Inc. or its successor thereto.

          Mortgage: The mortgage or deed of trust creating a first lien on an interest in real property securing a Mortgage Note.

          Mortgage File: The items referred to in Exhibit 1 and Exhibit 2 pertaining to a particular Mortgage Loan and any additional documents required to be added to such documents pursuant to this Agreement.

          Mortgage Interest Rate: The annual rate of interest borne by a Mortgage Note as stated therein.

          Mortgage Loan Schedule: The Schedule of Mortgage Loans to be annexed hereto as Schedule A on the Closing Date setting forth the information contained on Exhibit 2 hereto.

          Mortgagor: The obligor(s) on a Mortgage Note.

          Offered Certificates: Shall mean the Class A-1, Class A-2, Class M-1, Class M-2, Class M-3, Class X and Class A-R Certificates issued pursuant to the Pooling and Servicing Agreement.

          Opinion of Counsel: A written opinion of counsel, who may be counsel for the Seller or the Purchaser, reasonably acceptable to the Trustee.

          Person: Any legal person, including any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          Purchase Price: With respect to any Mortgage Loan or REO Property to be purchased pursuant to or as contemplated by this Agreement, and as confirmed by an Officers' Certificate from the Master Servicer to the Trustee, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof as of the date of purchase (or such other price as provided herein), (ii) accrued interest on such Stated Principal Balance at the applicable Mortgage Interest Rate in effect from time to time from the Due Date as to which interest was last covered by a payment by the Mortgagor or an advance by the applicable Servicer or Master Servicer, which payment or advance had as of the date of purchase been distributed to Certificateholders, through the end of the calendar month in which the purchase is to be effected less any unreimbursed advances and any unpaid Servicing Fees payable to the purchaser of the Mortgage Loan and (iii) any costs and damages incurred by the Issuing Entity in connection with any violation by such Mortgage Loan or REO Property of any predatory or abusive-lending law.

          Rating Agencies: S&P, Moody's and Fitch, each a "Rating Agency."

          S&P: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successors in interest.

          Securities Act: The Securities Act of 1933, as amended.

          Security: As used herein, the term shall refer to the Trust Fund and the Certificates created thereby.

          Substitute Mortgage Loan: A mortgage loan substituted for a Deleted Mortgage Loan which must meet on the date of such substitution the requirements stated herein and in the Pooling and Servicing Agreement; upon such substitution, such mortgage loan shall be a "Mortgage Loan" hereunder.

          Value: The value of the Mortgaged Property at the time of origination of the related Mortgage Loan, such value being the lesser of (i) the value of such property set forth in an appraisal accepted by the originator or (ii) the sales price of such property at the time of origination.

Section 2. Purchase and Sale of the Mortgage Loans and Related Rights.

     (a) Upon satisfaction of the conditions set forth in Section 10 hereof, the Seller agrees to sell, and the Purchaser agrees to purchase Mortgage Loans having an aggregate Cut-off Date Balance of $564,765,703.

     (b) The closing for the purchase and sale of the Mortgage Loans and the closing for the issuance of the Certificates will take place on the Closing Date at the office of the Purchaser's counsel in New York, New York or such other place as the parties shall agree.

     (c) Upon the satisfaction of the conditions set forth in Section 10 hereof, on the Closing Date, in consideration of the purchase of the Mortgage Loans, the Purchaser shall (i) pay to the Seller an amount equal to the net sale proceeds of the Offered Certificates plus accrued interest in immediately available funds by wire transfer to such account or accounts as shall be designated by the Seller and (ii) deliver to the Seller the Class P Certificates.

Section 3. Mortgage Loan Schedules.

          The Seller agrees to provide to the Purchaser as of the Closing Date the Mortgage Loan Schedule. The Mortgage Loan Schedule shall be delivered to the Purchaser on the Closing Date, shall be attached to this Agreement on the Closing Date by the parties hereto and shall be in form and substance mutually agreed to by the Seller and the Purchaser.

Section 4. Mortgage Loan Transfer.

     (a) The Purchaser will be entitled to all scheduled payments of principal and interest on the Mortgage Loans due after the Cut-off Date (regardless of when actually collected) and all payments thereof other than scheduled principal and interest received after the Cut-off Date. The Seller will be entitled to all scheduled payments of principal and interest on the Mortgage Loans due on or before the Cut-off Date (including payments collected after the Cut-off Date) and all payments thereof other than scheduled principal and interest on the Mortgage Loans received on or before the Cut-off Date. Such principal amounts and any interest thereon belonging to the Seller as described above will not be included in the aggregate outstanding principal balance of the Mortgage Loans as of the Cut-off Date as set forth on the Mortgage Loan Schedule.

     (b) Pursuant to the Pooling and Servicing Agreement, the Purchaser will assign on the Closing Date all of its right, title and interest in and to the Mortgage Loans to the Trustee for the benefit of the Certificateholders. In connection with the transfer and assignment of the Mortgage Loans, the Seller has delivered or will deliver or cause to be delivered to the Trustee (or the Custodian on its behalf) by the Closing Date, the items of each Mortgage File, provided, however, that in lieu of the foregoing, the Seller may deliver the following documents, under the circumstances set forth below: (x) in lieu of the original Mortgage, assignments to the Trustee or intervening assignments thereof which have been delivered, are being delivered or will upon receipt of recording information relating to the Mortgage required to be included thereon, be delivered to recording offices for recording and have not been returned in time to permit their delivery as specified above, the Seller may deliver a true copy thereof with a certification by the Seller or the applicable originator, on the face of such copy, substantially as follows: "Certified to be a true and correct copy of the original, which has been transmitted for recording;" (y) in lieu of the Mortgage, assignments to the Trustee or intervening assignments thereof, if the applicable jurisdiction retains the originals of such documents or if the originals are lost (in each case, as evidenced by a certification from the Seller to such effect), the Seller may deliver photocopies of such documents containing an original certification by the judicial or other governmental authority of the jurisdiction where such documents were recorded; and (z) in lieu of the Mortgage Notes relating to the Mortgage Loans, each identified in the list delivered by the Purchaser to the Trustee on the Closing Date and attached hereto as Exhibit 3 the Seller may deliver lost note affidavits and indemnities of the Seller; and provided further, however, that in the case of Mortgage Loans which have been prepaid in full after the Cut-off Date and prior to the Closing Date, the Seller, in lieu of delivering the above documents, may deliver to the Trustee a certification by the Seller to such effect. The Seller shall deliver such original documents (including any original documents as to which certified copies had previously been delivered) or such certified copies to the Trustee promptly after they are received. The Seller shall cause the Mortgage and intervening assignments, if any, and the assignment of the Mortgage to be recorded not later than 180 days after the Closing Date, or, in lieu of such assignments, shall provide an Opinion of Counsel pursuant to Section 6(a) hereof to the effect that the recordation of such assignment is not necessary to protect the Trustee's interest in the related Mortgage Loan. Upon the request of the Purchaser, the Seller will assist the Purchaser in effecting the assignment referred to above.

     (c) The Seller and the Purchaser acknowledge hereunder that all of the Mortgage Loans and the related servicing will ultimately be assigned to HSBC Bank USA, National Association, as Trustee for the Certificateholders, on the date hereof.

Section 5. Examination of Mortgage Files.

     (a) On or before the Closing Date, the Seller will have made the Mortgage Files available to the Purchaser or its agent for examination which may be at the offices of the Trustee (or the Custodian on its behalf) or the Seller. The fact that the Purchaser or its agent has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the Purchaser's rights to demand cure, repurchase, substitution or other relief as provided in this Agreement. In furtherance of the foregoing, the Seller shall make the Mortgage Files available to the Purchaser or its agent from time to time so as to permit the Purchaser to confirm the Seller's compliance with the delivery and recordation requirements of this Agreement and the Pooling and Servicing Agreement. In addition, upon request of the Purchaser, the Seller agrees to provide to the Purchaser, Merrill Lynch and to any investors or prospective investors in the Certificates information regarding the Mortgage Loans and their servicing, to make the Mortgage Files available to the Purchaser, Merrill Lynch and to such investors or prospective investors (which may be at the offices of the Seller and/or the Seller's custodian) and to make available personnel knowledgeable about the Mortgage Loans for discussions with the Purchaser, Merrill Lynch and such investors or prospective investors, upon reasonable request during regular business hours, sufficient to permit the Purchaser, Merrill Lynch and such investors or potential investors to conduct such due diligence as any such party reasonably believes is appropriate.

     (b) Pursuant to the Pooling and Servicing Agreement, on the Closing Date the Trustee (or the Custodian), for the benefit of the Certificateholders, will review items of the

Mortgage Files as set forth on Exhibit 1 and will deliver to the Seller an initial certification in the form attached as Exhibit One to the Custodial Agreement.

     (c) Pursuant to the Pooling and Servicing Agreement, the Trustee or the Custodian, as its agent, will review the Mortgage Files within 180 days of the Closing Date and will deliver to the Purchaser a final certification substantially in the form of Exhibit Two to the Custodial Agreement. If the Trustee or the Custodian, as its agent, is unable to deliver a final certification with respect to the items listed in Exhibit 2 due to any document that is missing, has not been executed, is unrelated, determined on the basis of the Mortgagor name, original principal balance and loan number, to the Mortgage Loans identified in the Mortgage Loan Schedule (a "Material Defect"), the Trustee or the Custodian, as its agent, shall notify the Seller of such Material Defect. The Seller shall correct or cure any such Material Defect within 90 days from the date of notice from the Trustee or the Custodian, as applicable, of the Material Defect and if the Seller does not correct or cure such Material Defect within such period and such defect materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the Seller will, in accordance with the terms of the Pooling and Servicing Agreement, within 90 days of the date of notice, provide the Trustee with a Substitute Mortgage Loan (if within two years of the Closing Date) or purchase the related Mortgage Loan at the applicable Purchase Price; provided, however, that if such defect relates solely to the inability of the Seller to deliver the original security instrument or intervening assignments thereof, or a certified copy because the originals of such documents, or a certified copy, have not been returned by the applicable jurisdiction, the Seller shall not be required to purchase such Mortgage Loan if the Seller delivers such original documents or certified copy promptly upon receipt, but in no event later than 360 days after the Closing Date. The foregoing repurchase obligation shall not apply in the event that the Seller cannot deliver such original or copy of any document submitted for recording to the appropriate recording office in the applicable jurisdiction because such document has not been returned by such office; provided that the Seller shall instead deliver a recording receipt of such recording office or, if such receipt is not available, a certificate of the Seller confirming that such documents have been accepted for recording, and delivery to the Trustee or the Custodian, as its agent, shall be effected by the Seller within thirty days of its receipt of the original recorded document.

     (d) At the time of any substitution, the Seller shall deliver or cause to be delivered the Substitute Mortgage Loan, the related Mortgage File and any other documents and payments required to be delivered in connection with a substitution pursuant to the Pooling and Servicing Agreement. At the time of any purchase or substitution, the Trustee shall (i) assign to the Seller and release or cause the Custodian, as its agent, to release the documents (including, but not limited to, the Mortgage, Mortgage Note and other contents of the Mortgage
File) in the possession of the Trustee or the Custodian relating to the Deleted Mortgage Loan and (ii) execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Seller title to such Deleted Mortgage Loan.

Section 6. Sale Treatment.

          It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser, as contemplated by this Agreement be, and be treated as, a sale. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the

Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held by a court of competent jurisdiction to continue to be property of the Seller, then (i) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the applicable Uniform Commercial Code; (ii) the transfer of the Mortgage Loans provided for herein shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans and all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, to the extent the Purchaser would otherwise be entitled to own such Mortgage Loans and proceeds pursuant to Section 4 hereof, including all amounts, other than investment earnings, from time to time held or invested in any accounts created pursuant to the Pooling and Servicing Agreement, whether in the form of cash, instruments, securities or other property; (iii) the possession by the Purchaser or the Trustee of Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 (or comparable provision) of the applicable Uniform Commercial Code; and (iv) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. Any assignment of the interest of the Purchaser pursuant to any provision hereof or pursuant to the Pooling and Servicing Agreement shall also be deemed to be an assignment of any security interest created hereby. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be reasonably necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Pooling and Servicing Agreement.

Section 7. Representations and Warranties of Seller Concerning the Mortgage
Loans.

          The Seller hereby represents and warrants to the Purchaser as of the Closing Date or such other date as may be specified below with respect to each Mortgage Loan being sold by it:

     (a) the information set forth in the Mortgage Loan Schedule hereto is true and correct in all material respects;

     (b) immediately prior to the transfer to the Purchaser, the Seller was the sole owner of beneficial title and holder of each Mortgage and Mortgage Note relating to the Mortgage Loans and is conveying the same free and clear of any and all liens, claims, encumbrances, participation interests, equities, pledges, charges or security interests of any nature and the Seller has full right and authority to sell or assign the same pursuant to this Agreement;

     (c) no selection procedure reasonably believed by the Seller to be adverse to the interests of the Certificateholders was utilized in selecting the Mortgage Loans;

     (d) each Mortgage Loan constitutes a "qualified mortgage" under Section 860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1);

     (e) no Mortgage Loan is in foreclosure;

     (f) no Mortgage Loan provides for interest other than at either (i) a single fixed rate in effect throughout the term of the Mortgage Loan or (ii) a "variable rate" (within the meaning of Treas. Reg. Section 1.860G-1(a)(3)) in effect throughout the term of the Mortgage Loan;

     (g) the Seller would not, based on the delinquency status of the Mortgage Loans, institute foreclosure proceedings with respect to any of the Mortgage Loans prior to the next scheduled payment for such Mortgage Loan;

     (h) the information set forth under the captions "Description of the Mortgage Pool--General," "--Tabular Characteristics of the Mortgage Loans" and in Annex II of the Prospectus Supplement is true and correct in all material respects;

     (i) as of the Cut-off Date, no Mortgage Loan is more than 30 days past due. The Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by the Mortgage Note or Mortgage;

     (j) to the best of the Seller's knowledge, there are no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the related Mortgaged Property;

     (k) to the best of the Seller's knowledge, there is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Seller has not waived any default, breach, violation or event of acceleration;

     (l) to the best of the Seller's knowledge, the Mortgaged Property is free of damage and waste and there is no proceeding pending for the total or partial condemnation thereof;

     (m) to the best of the Seller's knowledge, the Mortgaged Property is lawfully occupied under applicable law at time of origination; all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities;

     (n) all requirements of any federal, state or local law (including usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, disclosure or recording, predatory and abusive lending laws) applicable to the origination and servicing of such Mortgage Loan have been complied with in all material respects;

     (o) to the best of the Seller's knowledge, as of the date of transfer of the Mortgage Loans, there is no mechanics' lien or claim for work, labor or material affecting the Mortgaged Property except those which are insured against by the title insurance policy;

     (p) to the best of the Seller's knowledge, as of the date of the transfer of the Mortgage Loans to the Purchaser, there is no valid offset, defense or counterclaim to any Mortgage Note or Mortgage;

     (q) to the best of the Seller's knowledge, as of the date of closing, the Mortgaged Property subject to any Mortgage is free of material damage and is in good repair;

     (r) at the time of origination, no improvement located on or being part of the Mortgaged Property was in violation of any applicable zoning and subdivision laws or ordinances;

     (s) each Mortgage Loan is and will be a mortgage loan arising out of the related originator's practice in accordance with the related originator's underwriting guidelines. The Seller has no knowledge of any fact that should have led it to expect at the time of the initial creation of an interest in the Mortgage Loan that such Mortgage Loan would not be paid in full when due;

     (t) each original Mortgage has been recorded or is in the process of being recorded in the appropriate jurisdictions wherein such recordation is required to perfect the lien thereof for the benefit of the Trust Fund;

     (u) the related Mortgage File contains each of the documents and instruments specified;

     (v) each Mortgage Loan is being serviced according to the related Servicer's guidelines;

     (w) the Mortgage Note and the Mortgage have not been impaired, altered or modified in any material respect, except by a written instrument which has been delivered to the Custodian;

     (x) a lender's title policy or binder, or other assurance of title insurance customary in a form acceptable to Fannie Mae or Freddie Mac was issued at origination and each policy or binder is valid and remains in full force and effect;

     (y) none of the Mortgage Loans are secured by a leasehold interest;

     (z) There is no Mortgage Loan in the Trust Fund that was originated on or after October 1, 2002 and before March 7, 2003, which is secured by property located in the State of Georgia. There is no Mortgage Loan in the Trust Fund that was originated on or after March 7, 2003, which is a "high cost home loan" as defined under the Georgia Fair Lending Act;

     (aa) none of the Mortgage Loans is subject to the Home Ownership and Equity Protection Act of 1994 or is a "high cost" or "predatory" loan as defined by applicable local, state and federal predatory and abusive lending laws;

     (bb) no Mortgage Loan is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in Appendix E of the then current Standard & Poor's Glossary For File Format For LEVELS(R) Version 6.0 Revised (attached hereto as
Exhibit 4); and

     (cc) There is no Mortgage Loan in the Trust Fund that was originated on or after January 1, 2005, which is a "high cost home loan" as defined under the Indiana Home Loan Practices Act (I.C. 24-9).

          It is understood and agreed that the representations and warranties set forth in this Section 7 will inure to the benefit of the Purchaser, its successors and assigns, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or assignment of Mortgage or the examination of any Mortgage File. Upon any substitution for a Mortgage Loan, the representations and warranties set forth above shall be deemed to be made by the Seller as to any Substitute Mortgage Loan as of the date of substitution.

          Upon discovery or receipt of notice by the Seller, the Purchaser, a Servicer or the Trustee of a breach of any representation or warranty of the Seller set forth in this Section 7 which materially and adversely affects the value of the interests of the Purchaser, the Certificateholders or the Trustee in any of the Mortgage Loans delivered to the Purchaser pursuant to this Agreement, the party discovering or receiving notice of such breach shall give prompt written notice to the others. In the case of any such breach of a representation or warranty set forth in this Section 7, within 90 days from the date of discovery by the Seller, or the date the Seller is notified by the party discovering or receiving notice of such breach (whichever occurs earlier), the Seller will (i) cure such breach in all material respects, (ii) purchase the affected Mortgage Loan at the applicable Purchase Price or (iii) if within two years of the Closing Date, substitute a qualifying Substitute Mortgage Loan in exchange for such Mortgage Loan. The obligations of the Seller to cure, purchase or substitute a qualifying Substitute Mortgage Loan shall constitute the Purchaser's, the Trustee's and the Certificateholder's sole and exclusive remedy under this Agreement or otherwise respecting a breach of representations or warranties hereunder with respect to the Mortgage Loans. With respect to the representations and warranties described in the Agreement which are made to the best of the Seller's knowledge, if it is discovered by any of the Depositor, the Seller or the Trustee that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan, then notwithstanding the Seller's lack of knowledge with respect to the substance of such representation and warranty, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

          Any cause of action against the Seller or relating to or arising out of a breach by the Seller of any representations and warranties made in this
Section 7 shall accrue as to any Mortgage Loan upon (i) discovery of such breach by the Seller or notice thereof by the party discovering such breach and (ii) failure by the Seller to cure such breach, purchase such Mortgage Loan or substitute a qualifying Substitute Mortgage Loan pursuant to the terms hereof.

Section 8. Representations and Warranties Concerning the Seller.

          As of the date hereof and as of the Closing Date, the Seller represents and warrants to the Purchaser as to itself in the capacity indicated as follows:

     (a) the Seller (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (ii) is qualified and in good standing to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not reasonably be expected to have a material adverse effect on the Seller's business as presently conducted or on the Seller's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

     (b) the Seller has full power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

     (c) the execution and delivery by the Seller of this Agreement have been duly authorized by all necessary action on the part of the Seller; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Seller or its properties or the charter or by-laws of the Seller, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Seller's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

     (d) the execution, delivery and performance by the Seller of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made and, in connection with the recordation of the Mortgages, powers of attorney or assignments of Mortgages not yet completed;

     (e) this Agreement has been duly executed and delivered by the Seller and, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid and binding obligation of the Seller enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally); and

     (f) there are no actions, suits or proceedings pending or, to the knowledge of the Seller, threatened against the Seller, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Seller will be determined adversely to the Seller and will if determined adversely to the Seller materially and adversely affect the Seller's ability to perform its obligations under this Agreement; and the Seller is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement.

Section 9. Representations and Warranties Concerning the Purchaser.

          As of the date hereof and as of the Closing Date, the Purchaser represents and warrants to the Seller as follows:

     (a) the Purchaser (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (ii) is qualified and in good standing as a foreign corporation to do business in each jurisdiction where such qualification is necessary, except where the failure so to qualify would not reasonably be expected to have a material adverse effect on the Purchaser's business as presently conducted or on the Purchaser's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

     (b) the Purchaser has full corporate power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

     (c) the execution and delivery by the Purchaser of this Agreement have been duly authorized by all necessary corporate action on the part of the Purchaser; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Purchaser or its properties or the articles of incorporation or by-laws of the Purchaser, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on the Purchaser's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

     (d) the execution, delivery and performance by the Purchaser of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made;

     (e) this Agreement has been duly executed and delivered by the Purchaser and, assuming due authorization, execution and delivery by the Seller, constitutes a valid and binding obligation of the Purchaser enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally); and

     (f) there are no actions, suits or proceedings pending or, to the knowledge of the Purchaser, threatened against the Purchaser, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Purchaser will be determined adversely to the Purchaser and will if determined adversely to the Purchaser materially and adversely affect the Purchaser's ability to perform its obligations under this Agreement; and the Purchaser is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement.

Section 10. Conditions to Closing.

     (a) The obligations of the Purchaser under this Agreement will be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

          (i) Each of the obligations of the Seller required to be performed at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects; all of the representations and warranties of the Seller under this Agreement shall be true and correct as of the date or dates specified in all material respects; and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement, or the Pooling and Servicing Agreement; and the Purchaser shall have received certificates to that effect signed by authorized officers of the Seller.

          (ii) The Purchaser shall have received all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the respective terms thereof:

               (A) [Reserved];

               (B) If required pursuant to Section 3 hereof, the Mortgage Loan Schedule containing the information set forth on Exhibit 2 hereto;

               (C) The Pooling and Servicing Agreement, in form and substance reasonably satisfactory to the Trustee and the Purchaser, and all documents required thereby duly executed by all signatories;

               (D) A certificate of an officer of the Seller dated as of the Closing Date, in a form reasonably acceptable to the Purchaser, and attached thereto the resolutions of the Seller's authorizing the transactions contemplated by this Agreement, together with copies of the charter and by-laws of the Seller;

               (E) One or more opinions of counsel from the Seller's counsel otherwise in form and substance reasonably satisfactory to the Purchaser, the Trustee and each Rating Agency;

               (F) A letter from each of the Rating Agencies giving each Class of Certificates the rating set forth in the Prospectus Supplement; and

               (G) Such other documents, certificates (including additional representations and warranties) and opinions as may be reasonably necessary to secure the intended ratings from each Rating Agency for the Certificates.

          (iii) The Certificates to be sold to Merrill Lynch pursuant to the Underwriting Agreement or the Purchase Agreement, as applicable, shall have been issued and sold to Merrill Lynch.

          (iv) The Seller shall have furnished to the Purchaser such other certificates of its officers or others and such other documents and opinions of counsel to evidence fulfillment of the conditions set forth in this Agreement and the transactions contemplated hereby as the Purchaser and its counsel may reasonably request.

     (b) The obligations of the Seller under this Agreement shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

          (i) The obligations of the Purchaser required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects, and all of the representations and warranties of the Purchaser under this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, and no event shall have occurred which would constitute a breach by it of the terms of this Agreement, and the Seller shall have received a certificate to that effect signed by an authorized officer of the Purchaser.

          (ii) The Seller shall have received copies of all of the following closing documents, in such forms as are agreed upon and reasonably acceptable to the Seller, duly executed by all signatories other than the Seller as required pursuant to the respective terms thereof:

               (A) [Reserved];

               (B) The Pooling and Servicing Agreement, in form and substance reasonably satisfactory to the Seller, and all documents required thereby duly executed by all signatories;

               (C) A certificate of an officer of the Purchaser dated as of the Closing Date, in a form reasonably acceptable to the Seller, and attached thereto the resolutions of the Purchaser authorizing the transactions contemplated by this Agreement and the Pooling and Servicing Agreement, together with copies of the Purchaser's articles of incorporation, and evidence as to the good standing of the Purchaser dated as of a recent date;

               (D) One or more opinions of counsel from the Purchaser's counsel in form and substance reasonably satisfactory to the Seller; and

               (E) Such other documents, certificates (including additional representations and warranties) and opinions as may be reasonably necessary to secure the intended rating from each Rating Agency for the Certificates.

Section 11. Notices.

          All demands, notices and communications hereunder shall be in writing but may be delivered by facsimile transmission subsequently confirmed in writing. Notices to the Seller shall be directed to Merrill Lynch Mortgage Lending Inc., 250 Vesey Street, 4 World Financial Center, New York, New York 10080 (Telecopy: 212-449-6710), and notices to the Purchaser shall be directed to Merrill Lynch Mortgage Investors, Inc., 250 Vesey Street, 4 World Financial Center, New York, New York 10080 (Telecopy: 212-449-6710), Attention: Brian Brennan; or to any other address as may hereafter be furnished by one party to the other party by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt) provided that it is received on a business day during normal business hours and, if received after normal business hours, then it shall be deemed to be received on the next business day.

Section 12. Transfer of Mortgage Loans.

          The Purchaser retains the right to assign the Mortgage Loans and any or all of its interest under this Agreement to the Trustee without the consent of the Seller, and, upon such assignment, the Trustee shall succeed to the applicable rights and obligations of the Purchaser hereunder; provided, however, the Purchaser shall remain entitled to the benefits set forth in Section 13 hereto and as provided in Section 2(a). Notwithstanding the foregoing, the sole and exclusive right and remedy of the Trustee with respect to a breach of representation or warranty of the Seller shall be the purchase or substitution obligations of the Seller contained in Sections 5 and 7 hereof.

Section 13. Representations, Warranties and Agreements to Survive Delivery.

          All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans to the Purchaser (and by the Purchaser to the Trustee). Subsequent to the delivery of the Mortgage Loans to the Purchaser, the Seller's representations and warranties contained herein with respect to the Mortgage Loans shall be deemed to relate to the Mortgage Loans actually delivered to the Purchaser and included in the Mortgage Loan Schedule and any Substitute Mortgage Loan and not to those Mortgage Loans deleted from the Mortgage Loan Schedule pursuant to Section 3 hereof prior to the Closing.

Section 14. Mandatory Delivery; Grant of Security Interest.

          The sale and delivery on the Closing Date of the Mortgage Loans described on the Mortgage Loan Schedule in accordance with the terms and conditions of this Agreement is mandatory. It is specifically understood and agreed that each Mortgage Loan is unique and identifiable on the date hereof and that an award of money damages would be insufficient to compensate the Purchaser for the losses and damages incurred by the Purchaser in the event of the Seller's failure to deliver the Mortgage Loans on or before the Closing Date. The Seller hereby grants to the Purchaser a lien on and a continuing security interest in the Seller's interest in each Mortgage Loan and each document and instrument evidencing each such Mortgage Loan to secure the performance by the Seller of its obligation hereunder, and the Seller agrees that it holds such Mortgage Loans in custody for the Purchaser, subject to the Purchaser's obligation to deliver or cause to be delivered the consideration for the Mortgage Loans pursuant to Section 2 hereof. The Seller agrees that, upon acceptance of the Mortgage Loans by the Purchaser or its designee and delivery of payment to the Seller, that its security interest in the Mortgage Loans shall be released. All rights and remedies of the Purchaser under this Agreement are distinct from, and cumulative with, any other rights or remedies under this Agreement or afforded by law or equity and all such rights and remedies may be exercised concurrently, independently or successively.

          Notwithstanding the foregoing, if on the Closing Date, each of the conditions set forth in Section 10 hereof shall have been satisfied and the Purchaser shall not have paid or caused to be paid the Purchase Price as described in Section 2(c) hereof, or any such condition shall not have been waived or satisfied and the Purchaser determines not to pay or cause to be paid the Purchase Price, the Purchaser shall immediately effect the redelivery of the Mortgage Loans, if delivery to the Purchaser has occurred and the security interest created by this Section 14 shall be deemed to have been released.

Section 15. Severability.

          Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

Section 16. Counterparts.

          This Agreement may be executed in counterparts, each of which will be an original, but which together shall constitute one and the same agreement.

Section 17. Amendment.

          This Agreement cannot be amended or modified in any manner without the prior written consent of each party.

Section 18. GOVERNING LAW.

          THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN MADE AND PERFORMED IN THE STATE OF NEW YORK AND SHALL BE INTERPRETED IN ACCORDANCE WITH THE LAWS OF SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES OF SUCH STATE.

Section 19. Further Assurances.

          Each of the parties agrees to execute and deliver such instruments and take such actions as another party may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement including any amendments hereto which may be required by either Rating Agency.

Section 20. Successors and Assigns.

          This Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser and their permitted successors and assigns and, to the extent specified in Section 13 hereof, Merrill Lynch, and their directors, officers and controlling persons (within the meaning of federal securities laws). The Seller acknowledges and agrees that the Purchaser may assign its rights under this Agreement (including, without limitation, with respect to the Seller's representations and warranties respecting the Mortgage Loans) to the Trustee. Any Person into which the Seller may be merged or consolidated (or any Person resulting from any merger or consolidation involving the Seller), any Person resulting from a change in form of the Seller or any Person succeeding to the business of the Seller, shall be considered the "successor" of the Seller hereunder and shall be considered a party hereto without the execution or filing of any paper or any further act or consent on the part of any party hereto. Except as provided in the two preceding sentences, this Agreement cannot be assigned, pledged or hypothecated by either party hereto without the written consent of the other parties to this Agreement and any such assignment or purported assignment shall be deemed null and void.

Section 21. The Seller.

          The Seller will keep in full effect all rights as are necessary to perform their respective obligations under this Agreement.

Section 22. Entire Agreement.

          This Agreement contains the entire agreement and understanding between the parties with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof.

Section 23. No Partnership.

          Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                        MERRILL LYNCH MORTGAGE LENDING, INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                    EXHIBIT 1

                            CONTENTS OF MORTGAGE FILE

     With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, which shall be available for inspection by the Purchaser or its designee, and which shall be delivered to the Purchaser or its designee pursuant to the terms of the Agreement.

A.   With respect to each Mortgage Loan (other than a Cooperative Loan):

          (i) the original Mortgage Note, endorsed in the following form: "Pay to the order of HSBC Bank USA, National Association, as Trustee for the registered holders of the Merrill Lynch Alternative Note Asset Trust, Series 2007-OAR5 Mortgage Pass-Through Certificates, without recourse," with all prior and intervening endorsements showing a complete chain of endorsement from the originator to the Person so endorsing to the Trustee;

          (ii) the original recorded Mortgage or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded;

          (iii) an original Assignment of the Mortgage executed in the following form: "HSBC Bank USA, National Association, as Trustee for the registered holders of the Merrill Lynch Alternative Note Asset Trust, Series 2007-OAR5 Mortgage Pass-Through Certificates.

          (iv) the original recorded Assignment or Assignments of the Mortgage showing a complete chain of assignment from the originator to the Person assigning the Mortgage to the Trustee as contemplated by the immediately preceding clause (iii), if applicable and only to the extent available to the Depositor with evidence of recording thereon;

          (v) the originals of all assumption, modification, consolidation or extension agreements, with evidence of recording thereon, if any;

          (vi) the original of any guarantee executed in connection with the Mortgage Note;

          (vii) the original mortgagee title insurance policy;

          (viii) the original of any security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage; and

          (ix) the original power of attorney, if applicable.

B.   With respect to each Mortgage Loan that is a Cooperative Loan:

          (i) the original Mortgage Note, endorsed in the following form: "Pay to the


                                      E-1-1
     order of HSBC Bank USA, National Association, as Trustee for the registered holders of the Merrill Lynch Alternative Note Asset Trust, Series 2007-OAR5 Mortgage Pass-Through Certificates, without recourse," with all prior and intervening endorsements showing a complete chain of endorsement from the originator to the Person so endorsing to the Trustee;

          (ii) the original duly executed assignment of Security Agreement to the Trustee;

          (iii) the acknowledgment copy of the original executed Form UCC-1 (or certified copy thereof) with respect to the Security Agreement, and any required continuation statements;

          (iv) the acknowledgment copy of the original executed Form UCC-3 with respect to the Security Agreement, indicating the Trustee as the assignee of the secured party;

          (v) the stock certificate representing the Cooperative Assets allocated to the cooperative unit, with a stock power in blank attached;

          (vi) the original collateral assignment of the proprietary lease by Mortgagor to the originator;

          (vii) a copy of the recognition agreement;

          (viii) if applicable and to the extent available, the original intervening assignments, including warehousing assignments, if any, showing, to the extent available, an unbroken chain of the related Mortgage Loan to the Trustee, together with a copy of the related Form UCC-3 with evidence of filing thereon; and

          (ix) the originals of each assumption, modification or substitution agreement, if any, relating to the Mortgage Loan.


                                      E-1-2

                                    EXHIBIT 2

                       MORTGAGE LOAN SCHEDULE INFORMATION

     The Mortgage Loan Schedule shall set forth the following information with respect to each Mortgage Loan:

          (i)    the loan number;

          (ii)   borrower name and address;

          (iii)  the unpaid principal balance of the Mortgage Loans;

          (iv)   the Initial Mortgage Rate;

          (v) the original maturity date and the months remaining before maturity date;

          (vi)   the original principal balance;

          (vii)  the Cut-off Date Principal Balance;

          (viii) the first payment due date of the Mortgage Loan;

          (ix) the Loan-to-Value Ratio at origination with respect to a first lien Mortgage Loan, or the Combined Loan-to-Value Ratio with respect to a second lien Mortgage Loan;

          (x) a code indicating whether the residential dwelling at the time of origination was represented to be owner-occupied;

          (xi)   a code indicating the property type;

          (xii)  with respect to each Adjustable Rate Mortgage Loan;

                 (A)  the frequency of each Adjustment Date;

                 (B)  the next Adjustment Date;

                 (C)  the Maximum Mortgage Rate;

                 (D)  the Minimum Mortgage Rate;

                 (E)  the Mortgage Rate as of the Cut-off Date;

                 (F)  the related Periodic Rate Cap;

                 (G)  the Gross Margin;

          (xiii) location of the related Mortgaged Property;

          (xiv) a code indicating whether a Prepayment Charge is applicable and, if so,


                                      E-2-1

                 (A) the period during which such Prepayment Charge is in effect;

                 (B)  the amount of such Prepayment Charge;

                 (C) any limitations or other conditions on the enforceability of such Prepayment Charge; and

                 (D) any other information pertaining to the Prepayment Charge specified in the related Mortgage Note; and

          (xv)   the Credit Score and date obtained.

          Such schedule shall set forth the following information with respect to the Mortgage Loans in the aggregate as of the Cut-off Date: (1) the number of Mortgage Loans; (2) the current principal balance of the Mortgage Loans; (3) the weighted average Mortgage Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans.


                                      E-2-2

                                    EXHIBIT 3

                             SCHEDULE OF LOST NOTES

                             Available Upon Request


                                      E-3-1

                                    EXHIBIT 4

                                                          REVISED April 18, 2006

APPENDIX E - STANDARD & POOR'S PREDATORY LENDING CATEGORIES

Standard & Poor's has categorized loans governed by anti-predatory lending laws in the Jurisdictions listed below into three categories based upon a combination of factors that include (a) the risk exposure associated with the assignee liability and (b) the tests and thresholds set forth in those laws. Note that certain loans classified by the relevant statute as Covered are included in Standard & Poor's High Cost Loan Category because they included thresholds and tests that are typical of what is generally considered High Cost by the industry.

STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION

                                      Name of Anti-Predatory          Category under Applicable
      State/Jurisdiction            Lending Law/Effective Date       Anti-Predatory Lending Law
      ------------------        ---------------------------------   ----------------------------
Arkansas                        Arkansas Home Loan Protection       High Cost Home Loan
                                Act, Ark. Code Ann.
                                Sections 23-53-101 et seq.

                                Effective July 16, 2003

Cleveland Heights, OH           Ordinance No. 72-2003 (PSH), Mun.   Covered Loan
                                Code Sections 757.01 et seq.
                                Effective June 2, 2003

Colorado                        Consumer Equity Protection, Colo.   Covered Loan
                                Stat. Ann. Sections 5-3.5-101
                                et seq.

                                Effective for covered loans
                                offered or entered into on or
                                after January 1, 2003. Other
                                provisions of the Act took
                                effect on June 7, 2002

Connecticut                     Connecticut Abusive Home Loan       High Cost Home Loan
                                Lending Practices Act, Conn. Gen.
                                Stat. Sections 36a-746 et seq.

                                Effective October 1, 2001


                                      E-4-1

District of Columbia            Home Loan Protection Act, D.C.      Covered Loan
                                Code Sections 26-1151.01 et seq.

                                Effective for loans closed on or
                                after January 28, 2003

Florida                         Fair Lending Act, Fla. Stat. Ann.   High Cost Home Loan
                                Sections 494.0078 et seq.

                                Effective October 2, 2002

Georgia (Oct. 1, 2002 - Mar.    Georgia Fair Lending Act, Ga.       High Cost Home Loan
6, 2003)                        Code Ann. Sections 7-6A-1 et seq.
                                Effective October 1, 2002 -
                                March 6, 2003

Georgia as amended (Mar. 7,     Georgia Fair Lending Act, Ga.       High Cost Home Loan
2003 - current)                 Code Ann. Sections 7-6A-1 et seq.

                                Effective for loans closed on or
                                after March 7, 2003

HOEPA Section 32                Home Ownership and Equity           High Cost Loan
                                Protection Act of 1994, 15 U.S.C.
                                Section 1639, 12 C.F.R. Sections
                                226.32 and 226.34

                                Effective October 1, 1995,
                                amendments October 1, 2002

Illinois                        High Risk Home Loan Act, Ill.       High Risk Home Loan
                                Comp. Stat. tit. 815, Sections
                                137/5 et seq.

                                Effective January 1, 2004 (prior
                                to this date, regulations under
                                Residential Mortgage License Act
                                effective from May 14, 2001)

Kansas                          Consumer Credit Code, Kan. Stat.    High Loan to Value Consumer
                                Ann. Sections 16a-1-101 et seq.     Loan (id. Section
                                                                    16a-3-207) and;

                                Sections 16a-1-301 and 16a-3-207
                                became effective


                                      E-4-2

                                April 14, 1999; Section
                                16a-3-308a became effective         High APR Consumer Loan (id.
                                July 1, 1999                        Section 16a-3-308a)

Kentucky                        2003 KY H.B. 287 - High Cost Home   High Cost Home Loan
                                Loan Act, Ky. Rev. Stat. Sections
                                360.100 et seq.

                                Effective June 24, 2003

Maine                           Truth in Lending, Me. Rev. Stat.    High Rate High Fee Mortgage
                                tit. 9-A, Sections 8-101 et seq.

                                Effective September 29, 1995 and
                                as amended from time to time

Massachusetts                   Part 40 and Part 32, 209 C.M.R.     High Cost Home Loan
                                Sections 32.00 et seq. and 209
                                C.M.R. Sections 40.01 et seq.

                                Effective March 22, 2001 and
                                amended from time to time

Nevada                          Assembly Bill No. 284, Nev. Rev.    Home Loan
                                Stat. Sections 598D.010 et seq.

                                Effective October 1, 2003

New Jersey                      New Jersey Home Ownership           High Cost Home Loan
                                Security Act of 2002, N.J. Rev.
                                Stat. Sections 46:10B-22 et seq.

                                Effective for loans closed on or
                                after November 27, 2003

New Mexico                      Home Loan Protection Act, N.M.      High Cost Home Loan
                                Rev. Stat. Sections 58-21A-1
                                et seq.

                                Effective as of January 1, 2004;
                                Revised as of February 26, 2004

New York                        N.Y. Banking Law Article 6-l        High Cost Home Loan

                                Effective for applications made
                                on or after April 1, 2003


                                      E-4-3

North Carolina                  Restrictions and Limitations on     High Cost Home Loan
                                High Cost Home Loans, N.C. Gen.
                                Stat. Sections 24-1.1E et seq.

                                Effective July 1, 2000; amended
                                October 1, 2003 (adding open-end
                                lines of credit)

Ohio                            H.B. 386 (codified in various       Covered Loan
                                sections of the Ohio Code), Ohio
                                Rev. Code Ann. Sections 1349.25
                                et seq.

                                Effective May 24, 2002

Oklahoma                        Consumer Credit Code (codified in   Subsection 10 Mortgage
                                various sections of Title 14A)

                                Effective July 1, 2000; amended
                                effective January 1, 2004

South Carolina                  South Carolina High Cost and        High Cost Home Loan
                                Consumer Home Loans Act, S.C.
                                Code Ann. Sections 37-23-10
                                et seq.

                                Effective for loans taken on or
                                after January 1, 2004

West Virginia                   West Virginia Residential           West Virginia Mortgage Loan
                                Mortgage Lender, Broker and         Act Loan
                                Servicer Act, W. Va. Code Ann.
                                Sections 31-17-1 et seq.

                                Effective June 5, 2002


                                      E-4-4

STANDARD & POOR'S COVERED LOAN CATEGORIZATION

                                      Name of Anti-Predatory         Category under Applicable
      State/Jurisdiction            Lending Law/Effective Date       Anti-Predatory Lending Law
-----------------------------   ---------------------------------   ----------------------------
Georgia (Oct. 1, 2002 - Mar.    Georgia Fair Lending Act, Ga.       Covered Loan
6, 2003)                        Code Ann. Sections 7-6A-1 et seq.

                                Effective October 1, 2002 -
                                March 6, 2003

New Jersey                      New Jersey Home Ownership           Covered Home Loan
                                Security Act of 2002, N.J. Rev.
                                Stat. Sections 46:10B-22 et seq.

                                Effective November 27, 2003 -
                                July 5, 2004

STANDARD & POOR'S HOME LOAN CATEGORIZATION

                                      Name of Anti-Predatory         Category under Applicable
      State/Jurisdiction            Lending Law/Effective Date       Anti-Predatory Lending Law
-----------------------------   ---------------------------------   ----------------------------
Georgia (Oct. 1, 2002 - Mar.    Georgia Fair Lending Act, Ga.       Home Loan
6, 2003)                        Code Ann. Sections 7-6A-1 et seq.

                                Effective October 1, 2002 - March
                                6, 2003

New Jersey                      New Jersey Home Ownership           Home Loan
                                Security Act of 2002, N.J. Rev.
                                Stat. Sections 46:10B-22 et seq.

                                Effective for loans closed on or
                                after November 27, 2003

New Mexico                      Home Loan Protection Act, N.M.      Home Loan
                                Rev. Stat. Sections 58-21A-1
                                et seq.

                                Effective as of January 1, 2004;
                                Revised as of February 26, 2004


                                      E-4-5

North Carolina                  Restrictions and Limitations on     Consumer Home Loan
                                High Cost Home Loans, N.C. Gen.
                                Stat. Sections 24-1.1E et seq.

                                Effective July 1, 2000; amended
                                October 1, 2003 (adding open-end
                                lines of credit)

South Carolina                  South Carolina High Cost and        Consumer Home Loan
                                Consumer Home Loans Act, S.C.
                                Code Ann. Sections 37-23-10
                                et seq.

                                Effective for loans taken on or
                                after January 1, 2004


                                      E-4-6

                                   SCHEDULE A

                             MORTGAGE LOAN SCHEDULE

                             [INTENTIONALLY OMITTED]


                                    Sch. 1-1